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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Report   (Date of Earliest Event Reported):
                OCTOBER 3, 2008          (SEPTEMBER 29, 2008)

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                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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            NEVADA                        0-6428                  88-0105586
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


  980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV                89014
      (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective on September 29, 2008 the Company's wholly owned subsidiary, ASI Capital Corporation ("Subsidiary"), assigned its $1,000,000 undivided interest in a note and related deed of trust payable by an unaffiliated borrower to DAVCAP, LLC, a Nevada Limited Liability Company ("DAVCAP"). DAVCAP is 50% owned by Davric Corporation, a company controlled by our President and Director, Jerry
E. Polis. The Subsidiary received an unsecured 12% note payable from DAVCAP for the principal amount of $1,000,000 due September 29, 2009 with interest payable monthly.

The original note was made in the ordinary course of business in July 2007 and was due in July 2008. The unaffiliated borrower made interest payments through February 2008. The Subsidiary elected to assign and dispose of the note in lieu of pursuing collection, foreclosure or other alternatives. The assignment of the note to DAVCAP is without recourse and without any participation.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As more fully described in Item 1.01 above, on September 29, 2008 the Company assigned a note receivable with a principal balance of $1,000,000 to a related party. The note was in nonaccrual status at the time of assignment and no gain or loss was recognized on the transaction.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number       Description of Exhibit

99.1 Promissory Note payable by DAVCAP, LLC to ASI Capital Corporation dated September 29, 2008

99.2 Assignment of Note Secured by Deed of Trust to DAVCAP, LLC by ASI Capital Corporation dated September 29, 2008


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASI TECHNOLOGY CORPORATION

Date:  October 3, 2008                      /s/ ERIC M. POLIS
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                                            Eric M. Polis
                                            Secretary and Treasurer


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